                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of WHIRLPOOL CORPORATION, a Delaware corporation (the "Company"), does hereby constitute and appoint DAVID R. WHITWAM, WILLIAM D. MAROHN, JOHN P. CUNNINGHAM, E. R. DUNN and DANIEL F. HOPP, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file or deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company, the Whirlpool Corporation 1996 Omnibus Stock and Incentive Plan (the "new Plan"), the Whirlpool Corporation 1989 Omnibus Stock and Incentive Plan, as amended effective June 20, 1995 (the "1989 Plan"), or any of them, to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereto, in connection with the registration under said Securities Act of

     (a) 4,000,000 shares of common stock of the Company which may be offered or delivered to participants in the 1996 Plan,

     (b) 400,000 shares of common stock of the Company which may be offered or delivered to participants in the 1989 Plan, and

     (c) interests in the 1996 Plan or the 1989 Plan which may be offered to employees of the Company or its subsidiaries,

including specifically, but without limitation of the general authority hereby granted, the power of authority to sign his or her name as director or officer, or both, of the Company, as indicated below opposite his or her signature:

     (i) to the registration statements, or any amendments, post-effective amendments, deregistrations or papers supplemental thereto, to be filed in respect of said shares of common stock of the Company and said interests in the Plans, and to the prospectuses or any amendments, supplements or revisions thereof, to be filed with said registration statements or with any amendments or post-effective amendments to said registration statements;

     (ii) to any amendments or post-effective amendments or deregistrations as shall be necessary or appropriate to any registration statements heretofore filed under said Securities Act with respect to shares of common stock of the Company and interests in said Plans;

    (iii) to said prospectuses or any amendments, supplements or revisions thereof to be filed with any registration statements (or with any amendments or post-effective amendments thereto) heretofore filed under said Securities Act with respect to shares of common stock of the Company and interests in said Plans;

     IN WITNESS WHEREOF, each of the undersigned has subscribed these presents as of this 16th day of April 1996.

NAME                                    TITLE
- -----------------------------           ---------------------------------

/s/ David R. Whitwam
- -----------------------------            Director, Chairman of the Board and
David R. Whitwam                           Chief Executive Officer


/s/ William D. Marohn
- -----------------------------            Director, President and Chief
William D. Marohn                          Operating Officer


/s/ Victor A. Bonomo
- -----------------------------            Director
Victor A. Bonomo


/s/ Robert A. Burnett
- -----------------------------            Director
Robert A. Burnett


/s/ Herman Cain
- -----------------------------            Director
Herman Cain


/s/ Allan D. Gilmour
- -----------------------------            Director
Allan D. Gilmour


/s/ Kathleen J. Hempel
- -----------------------------            Director
Kathleen J. Hempel


/s/ Arnold G. Langbo
- -----------------------------            Director
Arnold G. Langbo


/s/ Miles L. Marsh
- -----------------------------            Director
Miles L. Marsh


/s/ Philip L. Smith
- -----------------------------            Director
Philip L. Smith


/s/ Paul G. Stern
- -----------------------------            Director
Paul G. Stern


/s/ Janice D. Stoney
- -----------------------------            Director
Janice D. Stoney


/s/ John P. Cunningham
- -----------------------------            Executive Vice President and
John P. Cunningham                         Chief Financial Officer
                                           (Principal Financial Officer)

/s/ Robert G. Thompson
- -----------------------------            Corporate Vice President and
Robert G. Thompson                         Controller (Principal
                                           Accounting Officer)